UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

AYTU BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206
Englewood, CO 80112
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders for Aytu BioScience, Inc. was held on April 23, 2020. Of the 27,828,312 shares outstanding on the record date for the meeting, a total of 21,331,054 shares were present or represented at the meeting. The matters voted on and the results of the votes are as follows:

1.
Our stockholders elected seven members to our board of directors as follows:

Members	Number of Votes Cast For	Number of Votes Cast Against	Number of Votes Withheld	Number of Broker Non-Votes
Joshua R. Disbrow	9,994,140	0	252,982	11,083,932

Gary V. Cantrell	9,975,259	0	271,863	11,083,932

Carl C. Dockery	10,005,704	0	241,418	11,083,932

John A. Donofrio, Jr.	10,014,862	0	232,260	11,083,932

Michael E. Macaluso	9,974,283	0	272,839	11,083,932

Ketan B. Mehta	9,960,342	0	286,780	11,083,932

Steve Boyd	9,953,921	0	293,201	11,083,932

2.
The ratification of the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2020 was approved with 20,902,123 votes in favor, 321,124 votes against and 107,807 abstentions.

3.
The “Say-on-Pay Proposal” as described in the Company’s definitive proxy statement (the “Proxy Statement”) was approved with 9,659,647 votes in favor, 522,379 votes against and 65,096 abstentions. There were 11,083,932 broker non-votes.

4.
The “Reverse Split Proposal” as described in the Proxy Statement was approved with 17,044,545 votes in favor, 4,259,560 votes against and 26,949 abstentions. Although the Reverse Split Proposal passed, the Company’s board of directors has decided against effecting the reverse split at this time but reserves the right to do so in the future if necessary.

5.
The proposal to approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes for the Reverse Split Proposal was approved with 17,228,518 votes in favor, 3,508,106 votes against and 594,430 abstentions.

Item 7.01   Regulation FD Disclosure.

On April 24, 2020, the Company issued a press release announcing the results of the Company’s annual meeting. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

(d) The following exhibit is being filed herewith:

Exhibit	Description
99.1	Press Release dated April 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date:	April 24, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer